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                                                                    EXHIBIT i(1)

                                April 2, 1999


AIM Series Trust
11 Greenway Plaza, Suite 100
Houston, Texas 77046

Ladies and Gentlemen:

        We hereby consent to the reference to our firm in the statements of additonal information that are being filed as part of Post-Effective Amendment No. 8 to the registration statement of AIM Series Trust on Form N-1A (File No. 811-7787).


                                              Very truly yours,

                                              KIRKPATRICK & LOCKHART LLP



                                              By: /s/ R. Darrell Mounts
                                                 -------------------------
                                                  R. Darrell Mounts